GUARANTEE


          GUARANTEE dated as of September 2, 1999, made by KINDERCARE LEARNING CENTERS, INC., a Delaware corporation (the "Company") and the other parties hereto, as joint and several guarantors hereunder (together with the Company and any other Subsidiary of the Company that may become a party hereto as provided herein, the "Guarantors" and individually, a "Guarantor"), in favor of the Beneficiaries (as hereinafter defined).


                              Preliminary Statement

          The Guarantors wish to induce (i) THE KINDERCARE REALTY TRUST 1999 (the "Lessor") to enter into the Lease and the other Operative Agreements to which it is a party; (ii) the Lenders to enter into the Credit Agreement and the other Operative Agreements to which they are party; and (iii) SCOTIABANC INC. (the "Investor") to enter into the Participation Agreement (as hereinafter defined) and the other Operative Agreements to which they are party.

          NOW, THEREFORE, in consideration of the premises contained herein and to induce (i) the Lessor to enter into the Lease and the other Operative Agreements to which it is a party; (ii) the Lenders to enter into the Credit Agreement and the other Operative Agreements to which they are party; and (iii) the Investor to enter into the Participation Agreement and the other Operative Agreements to which it is a party, the Guarantors hereby agree for the benefit of the Lessor, the Agent, for the ratable benefit of the Lenders, and the Investor and their respective successors and assigns (individually a "Beneficiary", collectively, the "Beneficiaries"), as follows:

          1. Defined Terms. (a) Capitalized terms not otherwise defined herein (including in the Preliminary Statement) shall have the meanings ascribed to them in Annex A to the Participation Agreement dated as of the date hereof among Kindercare Learning Centers, Inc. (the "Lessee"), the Lessor, the Investor, the Trust Company, The Chase Manhattan Bank, as agent (the "Agent") and the several banks and financial institutions from time to time party thereto (the "Lenders"), as the same may from time to time be amended, supplemented or otherwise modified (the "Participation Agreement").

          (b) As used herein, the following terms shall have the following meanings:

               "Contribution Obligations" means the collective reference to the outstanding amount of the Investor Contributions and the Investor Yield with respect thereto and all rights of the Investor to receive distributions under the Trust Agreement and any of the other Operative Agreements.

               "Guaranteed Obligations" means the collective reference to (i) the Note Obligations, (ii) the Contribution Obligations and (iii) the Lease Obligations and, with respect to each such obligation, interest accruing thereon at the applicable rate provided in the Operative

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                                                                               2


Agreements after maturity and interest accruing at the then applicable rate provided in the Operative Agreements after the filing of any petition in bankruptcy, or the commencement of an insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and whether such obligations are direct or indirect, absolute or contingent, due or to become due, or now existing or hereinafter incurred, which may arise, under, out of or in connection with any of the Operative Agreements, any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, Investor Contributions or Investor Yield, reimbursement obligations, fees, indemnities, costs, expenses, or payment obligations (including, without limitation, all fees and disbursements of counsel to any of the Beneficiaries).

               "Lease Obligations" means the collective reference to the payment obligations and undertakings applicable to the Lessee contained in or arising under the Lease or any of the other Operative Agreements to which the Lessee is a party, including, but not limited to, the full and punctual payment by the Lessee, when due, of any and all Rent, the payments required pursuant to Section
17.2 of the Lease, the Purchase Option Price and the Maximum Residual Guarantee Amount.

               "Note Obligations" means the collective reference to the unpaid principal of and interest on the Notes and all other payment obligations and liabilities of the Lessor to the Agent and the Lenders under the Notes, the Credit Agreement and any of the other Operative Agreements.

          2. Guarantee. (a) Subject to the provisions of paragraph 2(b), (c) and
(d), the Guarantors hereby, jointly and severally, unconditionally and irrevocably guaranty to the Beneficiaries and their respective successors, endorsees, transferees and assigns the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations.

          (b) Anything to the contrary notwithstanding, (i) if a Construction Risk Event has occurred and if no other Lease Event of Default or Lease Default has occurred and is continuing at such time, the obligations of the Guarantors hereunder shall be limited to the Note Obligations in the amount of the Non-Completion Amount and (ii)(A) if no Lease Event of Default or Lease Default on the Maturity Date has occurred and is continuing, the obligations of the Guarantors hereunder shall be limited to the unpaid principal of and interest on the Tranche A Notes and (B) if any (x) Lease Event of Default or (y) on the Maturity Date, any Lease Default (other than or in addition to a Construction Risk Event) has occurred and is continuing, the Guarantors shall be liable for the Guaranteed Obligations.

          (c) Without affecting any of the Construction Agent's obligations under Section 5.4 of the Agency Agreement, anything to the contrary notwithstanding, this Guarantee shall not include any Construction Period Amount.

          (d) Anything herein or in any other Operative Agreement to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Operative Agreement shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

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                                                                               3


          (e) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by any Agent, Lender or Investor in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Guaranteed Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Guaranteed Obligations.

          (f) Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Agent or any Beneficiary hereunder.

          (g) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Beneficiary from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments (other than payments made by such Guarantor in respect of the Guaranteed Obligations or payments received or collected from such Guarantor in respect of the Guaranteed Obligations), remain liable for the Guaranteed Obligations up to the maximum liability of such Guarantor hereunder until the Guaranteed Obligations are paid in full and the Commitments are terminated.

          3. Right of Set-off. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Agent and each Beneficiary is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower, any Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Agent or such Beneficiary (including, without limitation, by branches and agencies of the Agent or such Beneficiary wherever located) to or for the credit or the account of such Guarantor against and on account of the obligations and liabilities of such Guarantor hereunder or under any of the other Operative Agreements, and all other claims of any nature or description arising out of or connected with this Guarantee or any other Operative Agreement, irrespective of whether the Agent or such Beneficiary shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          4. No Subrogation. Notwithstanding any payment or payments made by the Guarantors hereunder or any set-off or application of funds of the Guarantors by any Beneficiary, no Guarantor shall be entitled to exercise or enforce any subrogation rights of the Agent or any Beneficiary against the Borrower or any other Person or any collateral security or guarantee or right of offset held by the Agent or any Beneficiary for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or

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                                                                               4


reimbursement from the Borrower or any other Person in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agent and the Beneficiaries by the Borrower on account of the Guaranteed Obligations and all amounts owing hereunder are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations and all amounts owing hereunder shall not have been paid in full or the Commitments shall not have been terminated, such amount shall be held by such Guarantor in trust for the Agent and the Beneficiaries, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Agent may determine.

          5. Amendments, etc. with respect to the Guaranteed Obligations; Waiver of Rights. The Guarantors shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantors and without notice to or further assent by the Guarantors, any demand for payment of any of the Guaranteed Obligations made by the Agent or any Beneficiary may be rescinded by such party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Beneficiary, and the Credit Agreement, the Participation Agreement and the other Operative Agreements may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders or Required Investors, as the case may be) may deem advisable from time to time in accordance with the terms thereof, and any collateral security, guarantee or right of offset at any time held by the Agent or any Beneficiary for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Beneficiary shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantors, the Agent or any Beneficiary may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Agent or any Beneficiary to make any such demand or to collect any payments from the Borrower or any other guarantor or any release of the Borrower or such other guarantor shall not relieve the Guarantors from their obligations under this Guarantee, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Beneficiary against the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          6. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Agent or any Beneficiary upon this Guarantee or acceptance of this Guarantee, the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and such Guarantor, on the one hand, and the Agent and the Beneficiaries, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment

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                                                                               5


to or upon the Borrower or such Guarantor with respect to the Guaranteed Obligations except for notices specifically required by the Operative Agreements. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee and surety of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement or any other Operative Agreement, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Beneficiary, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or such Guarantor against the Agent or any Beneficiary, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Guaranteed Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Agent and any Beneficiary may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by the Agent or any Beneficiary to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent and the Beneficiaries against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon such Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Beneficiaries, and their respective successors, indorsees, transferees and assigns, until all the Guaranteed Obligations and the obligations of such Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments and Investor Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement, Lease and other Operative Agreements the Borrower may be free from any Guaranteed Obligations.

          7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Agent or any Beneficiary upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantors, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantors or any substantial part of its property, or otherwise, all as though such payments had not been made.

          8. Payments. The Guarantors hereby guarantee that payments hereunder will be paid to the Agent without set-off or counterclaim in Dollars at the office of the Agent located at 270 Park Avenue, New York, New York 10017.

          9. Representations and Warranties. In order to induce the Lenders to enter into the Credit Agreement and to make the Loans, the Investor to enter into the Participation Agreement and make the Investor Contribution and the Lessor to enter into the Lease, the

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                                                                               6


Company hereby represents and warrants to the Beneficiaries that each of the representations and warranties of the Company set forth in the Participation Agreement is true and correct in all material respects and agrees that each of such representations and warranties shall survive the execution and delivery of this Guarantee, the Credit Agreement, the Lease, the Participation Agreement and the making of the Loans and Investor Contribution.

          10. Covenants. (a) The Company hereby covenants and agrees that so long as this Guarantee is in effect and until the Commitments have terminated and the Guaranteed Obligations and all amounts owing hereunder are paid in full, the Company will, and will cause its Subsidiaries to, comply with all of the covenants set forth in Section 9 and Section 10 of the Corporate Credit Agreement, as such covenants exist on the date hereof, which covenants are hereby expressly incorporated by reference in this Guarantee as though set forth in full in this Guarantee, mutatis mutandis. Capitalized terms used in said
Section 9 and Section 10 shall have the meanings given to such terms in Section 1 of the Corporate Credit Agreement, except that all references in said Sections to the "Borrower" shall mean the "Company", to the "Administrative Agent" shall mean the "Agent", to the "Lenders" shall mean the "Investors and Lenders party to the Participation Agreement" to the "Credit Documents" shall mean the "Operative Agreements". The covenants set forth in said Section 9 and Section 10 are incorporated herein as they exist on the date hereof and no amendment, supplement, waiver or other modification, including termination or replacement of the Corporate Credit Agreement, shall be effective for purposes of this
Section 10(a) without the majority consent of the Lenders and Investors, collectively, each Lender and Investor having a vote proportionate to its share of the sum of Commitments plus Investor Commitments.

          (b) The Company will cause any entity that becomes a guarantor to the Corporate Credit Agreement after the Initial Closing Date to execute a supplement to this Guarantee, in form and substance reasonably satisfactory to the Agent, in order to become a Guarantor.

          11. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) one Business Day after delivery to a nationally recognized courier service specifying overnight delivery, (c) three Business Days after being deposited in the mail, postage prepaid, or (d) in the case of telecopy notice, when sent, confirmation of receipt received, addressed as follows:

          (a) if to the Agent or any Lender or Investor, at its address or telecopy number for notices provided in Section 9.2 of the Credit Agreement; and

          (b) if to any Guarantor, at its address or telecopy number for notices set forth below:

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                                                                               7


               The Company
               and the other
               Guarantors:    KinderCare Learning Centers, Inc.
                              650 NE Holladay, Suite 1400
                              Portland, Oregon 97232
                              Attention: Chief Financial Officer
                              Fax: (503) 872-1349

          With a copy to:     KinderCare Learning Centers, Inc.
                              650 Holladay, Suite 1400
                              Portland, Oregon 97232
                              Attention: General Counsel
                              Fax: (503) 872-1391

                              Stoel Rives LLP
                              900 SW Fifth Avenue, Suite 2600
                              Portland, Oregon  97204
                              Attn:  Gary R. Barnum
                              Fax: (503) 220-2480

                              KinderCare Learning Centers, Inc.
                              c/o Kohlberg Kravis Roberts & Co., L.P.
                              9 West 57th Street
                              New York, NY 10019
                              Attention: Nils Brous
                              Fax: (212) 750-0003

          The Agent, each Beneficiary and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this
Section 11.

          12. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          13. Integration. This Guarantee and the other Operative Agreements represents the agreement of the Guarantors with respect to the subject matter hereof and there are no promises or representations by the Agent or any Beneficiary relative to the subject matter hereof not reflected herein or in the other Operative Agreements.

          14. Amendments in Writing; No Waiver; Cumulative Remedies (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantors and the Agent as provided in Section 9.1 of the Credit Agreement and the Required Investors.

          (b) Neither the Agent nor any Lender shall not by any act (except by a written instrument pursuant to Section 14(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Beneficiary, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Beneficiary would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          15. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          16. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantors and shall inure to the benefit of the Agent and the Beneficiaries and their successors and assigns.

          17. SUBMISSION TO JURISDICTION; WAIVERS. (a) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ALL LEGAL ACTIONS OR PROCEEDINGS RELATING TO THIS GUARANTEE OR ANY OTHER OPERATIVE AGREEMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK, AND THE APPELLATE COURTS THEREOF AND WAIVES THE RIGHT TO REMOVE ANY SUCH ACTION OR PROCEEDING TO ANY FEDERAL COURT;

          (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURT, WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND WAIVES ANY OBJECTION THAT SUCH ACTION OR PROCEEDING IN ANY SUCH COURT WAS BROUGHT IN AN INCONVENIENT FORUM AND AGREES NOT TO PLEAD, CLAIM OR ASSERT THE SAME;

          (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID TO, OR BY PERSONAL SERVICE AT, ITS ADDRESS SET FORTH HEREIN OR SUCH OTHER ADDRESS

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                                                                               9


     OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT HERETO, WHETHER OR NOT SUCH ADDRESS BE WITHIN THE JURISDICTION OF ANY SUCH COURT;

          (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT TO SUE IN ANY OTHER JURISDICTION; AND

          (v) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 17 ANY SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES.

          (b) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

          (c) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO ASSERT, ARGUE OR RAISE, IN ANY ACTION BROUGHT BY THE AGENT AGAINST EACH GUARANTOR UNDER THIS GUARANTEE, THAT THE AGENT OR THE BENEFICIARIES STRUCTURED THE TRANSACTION CONTEMPLATED BY THE OPERATIVE AGREEMENTS IN SUCH A MANNER PRIMARILY TO CIRCUMVENT THE CALIFORNIA ONE-FORM-OF-ACTION AND ANTI-DEFICIENCY LAWS, INCLUDING CALIFORNIA CODE OF CIVIL PROCEDURE ss.ss. 580a, 580b, 580d AND 726.

          (d) Each Guarantor hereby waives all of the Guarantors' rights of subrogation and reimbursement and any other rights and defenses available to each Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive, including (a) any defenses each Guarantor may have to the obligations undertaken by each Guarantor in this Guaranty by reason of an election of remedies by any Beneficiary, and (b) any rights or defenses each Guarantor may have by reason of protection afforded to Borrower with respect to the obligations guaranteed hereby pursuant to the antideficiency or other laws of the State of California limiting or discharging Borrower's indebtedness, including California Code of Civil Procedure Section 580a, 580b, 580d or 726. Each Guarantor's waiver of defenses under clause (c) above is made even though an election of remedies by Beneficiary, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, destroys each Guarantor's rights of subrogation and reimbursement against Borrower by the operation of California Code of Civil Procedure Section 580d or otherwise. The foregoing waivers shall not be deemed a waiver of the defense that the Obligations have been paid or the Commitments reduced.

          18. GOVERNING LAW. AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING TO THE MAXIMUM EXTENT

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                                                                              10


PERMITTED BY LAW ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

          19. Authority of Agent. Each Guarantor acknowledges that the rights and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the any Beneficiary, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and each Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          20. Third Party Beneficiaries. Each Guarantor expressly acknowledges and agrees that, to the extent not a direct beneficiary hereof, each Indemnified Person shall be a third party beneficiary of this Guarantee.

          21. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 4 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to Beneficiaries and each Guarantor shall remain liable to the Beneficiaries for the full amount guaranteed by such Guarantor hereunder.

          IN WITNESS WHEREOF, the undersigned have caused this Guarantee to be duly executed and delivered by their respective duly authorized officer as of the day and year first above written.


                                       KINDERCARE LEARNING CENTERS, INC.


                                       By: DAN R. JACKSON
                                           -------------------------------------
                                           Title: Vice President
                                                  Financial Control & Planning


                                       KINDERCARE REAL ESTATE CORP.


                                       By: DAN R. JACKSON
                                           -------------------------------------
                                           Title: Vice President & Treasurer


                                       KC DEVELOPMENT CORP.


                                       By: DAN R. JACKSON
                                           -------------------------------------
                                           Title: Vice President & Treasurer